Properties	12 Months Ended
Dec. 31, 2013
Notes To Financial Statements [Abstract]
Properties text

4 – Properties

In millions		December 31, 2013			December 31, 2012
	Depreciation		Accumulated			Accumulated
	rate	Cost	depreciation	Net	Cost	depreciation	Net
Track and roadway (1)	2%	$27,833	$7,103	$20,730	$26,209	$6,948	$19,261
Rolling stock	4%	5,193	1,894	3,299	4,989	1,785	3,204
Buildings	2%	1,392	521	871	1,275	492	783
Information technology (2)	12%	1,000	455	545	976	427	549
Other	6%	1,388	606	782	1,273	529	744
Total properties including capital leases		$36,806	$10,579	$26,227	$34,722	$10,181	$24,541

Capital leases included in properties
Track and roadway (3)	$417	$58	$359	$417	$53	$364
Rolling stock	982	358	624	1,222	353	869
Buildings	109	21	88	109	18	91
Other	102	22	80	91	17	74
Total capital leases included in properties	$1,610	$459	$1,151	$1,839	$441	$1,398

(1)	Includes the cost of land of $1,911 million and $1,766 million as at December 31, 2013 and December 31, 2012, respectively.

(2)	The Company capitalized $85 million in 2013 and $93 million in 2012 of internally developed software costs pursuant to FASB ASC 350-40, “Intangibles – Goodwill and Other, Internal – Use Software.”

(3)	Includes $108 million of right-of-way access in both years.

Accounting policy for capitalization of costs

The Company's railroad operations are highly capital intensive. The Company's properties consist mainly of a large base of homogeneous or network-type assets such as rail, ties, ballast and other structures, which form the Company's Track and roadway properties, and Rolling stock. The Company's capital expenditures are for the replacement of assets and for the purchase or construction of assets to enhance operations or provide new service offerings to customers. A large portion of the Company's capital expenditures are for self-constructed properties including the replacement of existing track and roadway assets and track line expansion, as well as major overhauls and large refurbishments of rolling stock.

Expenditures are generally capitalized if they extend the life of the asset or provide future benefits such as increased revenue-generating capacity, functionality, or physical or service capacity. The Company has a process in place to determine whether its capital programs qualify for capitalization. For Track and roadway properties, the Company establishes basic capital programs to replace or upgrade the track infrastructure assets which are capitalized if they meet the capitalization criteria. These basic capital programs are planned in advance and carried out by the Company's engineering workforce.

       In addition, for Track and roadway properties, expenditures that meet the minimum level of activity as defined by the Company are also capitalized as detailed below:

  Land: all purchases of land;
  Grading: installation of road bed, retaining walls, drainage structures;
  Rail and related track material: installation of 39 or more continuous feet of rail;
  Ties: installation of 5 or more ties per 39 feet;
  Ballast: installation of 171 cubic yards of ballast per mile.

       Expenditures relating to the Company's properties that do not meet the Company's capitalization criteria are considered normal repairs and maintenance and are expensed. For Track and roadway properties, such expenditures include but are not limited to spot tie replacement, spot or broken rail replacement, physical track inspection for detection of rail defects and minor track corrections, and other general maintenance of track infrastructure.

       For the ballast asset, the Company also engages in “shoulder ballast undercutting” that consists of removing some or all of the ballast, which has deteriorated over its service life, and replacing it with new ballast. When ballast is installed as part of a shoulder ballast undercutting project, it represents the addition of a new asset and not the repair or maintenance of an existing asset. As such, the Company capitalizes expenditures related to shoulder ballast undercutting given that an existing asset is retired and replaced with a new asset. Under the group method of accounting for properties, the deteriorated ballast is retired at its average cost measured using the quantities of new ballast added.

       For purchased assets, the Company capitalizes all costs necessary to make the asset ready for its intended use. Expenditures that are capitalized as part of self-constructed properties include direct material, labor, and contracted services, as well as other allocated costs which are not charged directly to capital projects. These allocated costs include, but are not limited to, fringe benefits, small tools and supplies, machinery used on projects and project supervision. The Company reviews and adjusts its allocations, as required, to reflect the actual costs incurred each year.

       Costs of deconstruction and removal of replaced assets, referred to herein as dismantling costs, are distinguished from installation costs for self-constructed properties based on the nature of the related activity. For Track and roadway properties, employees concurrently perform dismantling and installation of new track and roadway assets and, as such, the Company estimates the amount of labor and other costs that are related to dismantling. The Company determines dismantling costs based on an analysis of the track and roadway installation process.

Accounting policy for depreciation

Properties are carried at cost less accumulated depreciation including asset impairment write-downs. The cost of properties, including those under capital leases, net of asset impairment write-downs, is depreciated on a straight-line basis over their estimated service lives, measured in years, except for rail which is measured in millions of gross tons per mile. The Company follows the group method of depreciation whereby a single composite depreciation rate is applied to the gross investment in a class of similar assets, despite small differences in the service life or salvage value of individual property units within the same asset class. The Company uses approximately 40 different depreciable asset classes.

       For all depreciable assets, the depreciation rate is based on the estimated service lives of the assets. Assessing the reasonableness of the estimated service lives of properties requires judgment and is based on currently available information, including periodic depreciation studies conducted by the Company. The Company's U.S. properties are subject to comprehensive depreciation studies as required by the Surface Transportation Board (STB) and are conducted by external experts. Depreciation studies for Canadian properties are not required by regulation and are conducted internally. Studies are performed on specific asset groups on a periodic basis. Changes in the estimated service lives of the assets and their related composite depreciation rates are implemented prospectively.

       For the rail asset, the estimated service life is measured in millions of gross tons per mile and varies based on rail characteristics such as weight, curvature and metallurgy. The annual composite depreciation rate for rail assets is determined by dividing the estimated annual number of gross tons carried over the rail by the estimated service life of the rail measured in millions of gross tons per mile. For the rail asset, the Company capitalizes the costs of rail grinding which consists of restoring and improving the rail profile and removing irregularities from worn rail to extend the service life. The service life of the rail asset is based on expected future usage of the rail in its existing condition, determined using railroad industry research and testing, less the rail asset's usage to date. The service life of the rail asset is increased incrementally as rail grinding is performed thereon. As such, the costs incurred for rail grinding are capitalized given that the activity extends the service life of the rail asset beyond its original or current condition as additional gross tons can be carried over the rail for its remaining service life. The Company amortizes the cost of rail grinding over the remaining life of the rail asset, which includes the incremental life extension generated by the rail grinding.

Disposal of property

2013

Exchange of easements

On June 8, 2013, the Company entered into an agreement with another Class I railroad to exchange perpetual railroad operating easements including the track and roadway assets on specific rail lines (collectively the “exchange of easements”) without monetary consideration. The Company has accounted for the exchange of easements at fair value pursuant to FASB ASC 845, Nonmonetary Transactions. The transaction resulted in a gain on exchange of easements of $29 million ($18 million after-tax) that was recorded in Other income.

Lakeshore West

On March 19, 2013, the Company entered into an agreement with Metrolinx to sell a segment of the Oakville subdivision in Oakville and Burlington, Ontario, together with the rail fixtures and certain passenger agreements (collectively the “Lakeshore West”), for cash proceeds of $52 million before transaction costs. Under the agreement, the Company obtained the perpetual right to operate freight trains over the Lakeshore West at its then current level of operating activity, with the possibility of increasing its operating activity for additional consideration. The transaction resulted in a gain on disposal of $40 million ($36 million after-tax) that was recorded in Other income under the full accrual method of accounting for real estate transactions

2012

Bala-Oakville

On March 23, 2012, the Company entered into an agreement with Metrolinx to sell a segment of the Bala and a segment of the Oakville subdivisions in Toronto, Ontario, together with the rail fixtures and certain passenger agreements (collectively the “Bala-Oakville”), for cash proceeds of $311 million before transaction costs. Under the agreement, the Company obtained the perpetual right to operate freight trains over the Bala-Oakville at its then current level of operating activity, with the possibility of increasing its operating activity for additional consideration. The transaction resulted in a gain on disposal of $281 million ($252 million after-tax) that was recorded in Other income under the full accrual method of accounting for real estate transactions.

2011

IC RailMarine

On August 1, 2011, the Company sold substantially all of the assets of IC RailMarine Terminal Company (“IC RailMarine”), an indirect subsidiary of the Company, to Raven Energy, LLC, an affiliate of Foresight Energy, LLC (“Foresight”) and the Cline Group (“Cline”), for cash proceeds of $70 million (US$73 million) before transaction costs. IC RailMarine is located on the east bank of the Mississippi River and stores and transfers bulk commodities and liquids between rail, ship and barge, serving customers in North American and global markets. Under the sale agreement, the Company will benefit from a 10-year rail transportation agreement with Savatran LLC, an affiliate of Foresight and Cline, to haul a minimum annual volume of coal from four Illinois mines to the IC RailMarine transfer facility. The transaction resulted in a gain on disposal of $60 million ($38 million after-tax) that was recorded in Other income.

Lakeshore East

On March 24, 2011, the Company entered into an agreement with Metrolinx to sell a segment of the Kingston subdivision known as the Lakeshore East in Pickering and Toronto, Ontario, together with the rail fixtures and certain passenger agreements (collectively the “Lakeshore East”), for cash proceeds of $299 million before transaction costs. Under the agreement, the Company obtained the perpetual right to operate freight trains over the Lakeshore East at its then current level of operating activity, with the possibility of increasing its operating activity for additional consideration. The transaction resulted in a gain on disposal of $288 million ($254 million after-tax) that was recorded in Other income under the full accrual method of accounting for real estate transactions.